LOOMIS SAYLES FUNDS

Supplement dated August 1, 2014 to the Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund (the “Funds”) Statement of Additional Information (the “SAI”) dated February 1, 2014, as may be revised or supplemented from time to time.

Effective immediately, the third paragraph under the section “Portfolio Holdings Information” in the SAI is amended to include the following:

Subject to the policies adopted by the Funds’ Board of Trustees for the disclosure of portfolio holdings information, Barra Portfolio Manager receives portfolio holdings information (daily disclosure of full portfolio holdings) for the purpose of performing certain functions related to the research, reporting, strategy development, portfolio construction, and performance and risk attribution with respect to the Funds.